NEWS RELEASE

For Immediate Release

Investor Relations	Media
Contact: Paul McDonough	Carmen Duarte
Phone: 952.852.6020	781.332.7268
Email: ir@onebeacon.com	cduarte@onebeacon.com
Website: www.onebeacon.com

ONEBEACON REPORTS $11.01 BOOK VALUE PER SHARE

HAMILTON, Bermuda (May 4, 2015) - OneBeacon Insurance Group, Ltd. (NYSE: OB) today reported book value per share of $11.01, reflecting an increase of 2.3% in the first quarter of 2015, including dividends.
Mike Miller, CEO of OneBeacon, said, “We had a good start to the year, producing book value growth of 2% and a 95% combined ratio. Premium growth for our ongoing business remains healthy in the context of an increasingly competitive market.”
OneBeacon reported comprehensive income of $24 million for the first quarter of 2015, compared to comprehensive income of $47 million for the first quarter of 2014. Operating income was $15 million or $0.16 per share for the first quarter of 2015, compared to operating income of $35 million or $0.37 per share for the first quarter of last year.
Comprehensive and operating income for the first quarter of 2015 included a $3 million after-tax loss, or $0.03 per share, related to an adjustment to the gain on the sale of Essentia Insurance Company and an adjustment to the terms of the expected sale of the company’s Canton, Massachusetts office building. The prior year’s first quarter comprehensive income and operating income included a $5 million tax benefit, or $0.05 per share, related to the settlement of the IRS examination for the tax years 2005 and 2006.

Operating income is a non-GAAP financial measure, which is explained later in this release.
Insurance Operations: OneBeacon's GAAP combined ratio was 95.2% for the first quarter of 2015, compared to 88.8% for the first quarter last year. The increase was partially driven by a higher current accident year loss ratio. The first quarter also included 2 points of catastrophe losses primarily related to winter storms in the Northeast, compared to 1 point of catastrophe losses in the prior year. There was one point of favorable loss reserve development in each period. Additionally, the expense ratio was higher by 2 points in the first quarter of 2015, as the prior period included the beneficial impact of the transition services agreement with the buyer of the personal lines business, which was terminated after the second quarter last year. Separation costs from management restructuring incurred in the first quarter of 2015 also contributed to the increase in the expense ratio.
Net written premiums were $287 million in the first quarter of 2015, a decrease of 8% from the first quarter of last year, but an increase of 2% for ongoing businesses. The 8% decrease reflects the exit from the lawyers liability business ($10 million), the termination of an affiliated reinsurance treaty ($7 million) and the implementation of an earlier cutoff date for recording spring crop premiums ($12 million). The 2% increase for ongoing businesses includes crop at its underlying run rate.
Investment Results: OneBeacon’s first quarter of 2015 total return on invested assets was 1.0% compared to 1.2% for the first quarter of 2014. These pre-tax results included net realized and unrealized investment gains of $14 million and net investment income of $11 million in 2015, compared to net realized and unrealized investment gains of $19 million and net investment income of $10 million for the first quarter of 2014.

About OneBeacon: OneBeacon Insurance Group, Ltd. is a Bermuda-domiciled holding company that is publicly traded on the New York Stock Exchange under the symbol “OB.” OneBeacon’s underwriting companies offer a range of specialty insurance products sold through independent agencies, regional and national brokers, wholesalers and managing general agencies. Each business is managed by an experienced team of specialty insurance professionals focused on a specific customer group or industry segment, and providing distinct products and tailored coverages and services. OneBeacon’s solutions target group accident; commercial surety; crop; design professionals; entertainment; environmental; excess property; financial services; healthcare; management liability; ocean and inland marine; programs; public entities; technology; and tuition refund. For further information about our products and services visit: www.onebeacon.com and to remain up to date on OneBeacon’s news, follow us on Twitter @OneBeaconIns or visit our online newsroom: www.onebeacon.com/newsroom.

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ONEBEACON INSURANCE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
($ in millions)
(Unaudited)

	March 31,	December 31,
	2015	2014(1)
Assets
Investment securities:
Fixed maturity investments	$1,866.8	$1,799.8
Short-term investments	194.2	202.2
Common equity securities	312.0	320.0
Convertible fixed maturity investments	5.1	5.0
Other investments	197.8	198.8
Total investment securities	2,575.9	2,525.8
Cash	87.9	87.0
Reinsurance recoverables	159.8	173.8
Premiums receivable	258.1	241.5
Funds held under reinsurance contracts	17.4	37.1
Deferred acquisition costs	105.5	103.2
Net deferred tax asset	131.2	131.8
Investment income accrued	9.2	10.0
Accounts receivable on unsettled investment sales	5.5	7.2
Other assets	180.2	202.7
Assets held for sale (2)	58.0	58.1
Total assets	$3,588.7	$3,578.2

Liabilities
Unpaid loss and loss adjustment expense reserves	$1,304.0	$1,342.2
Unearned premiums	590.3	588.3
Funds held under insurance contracts	93.0	81.0
Debt	274.7	274.7
Accounts payable on unsettled investment purchases	39.1	0.5
Other liabilities	235.5	242.2
Total liabilities	2,536.6	2,528.9

OneBeacon's common shareholders' equity and noncontrolling interests
OneBeacon's common shareholders' equity:
Common shares and paid-in surplus	1,022.7	1,023.7
Retained earnings	31.4	27.3
Accumulated other comprehensive loss, after tax	(5.0)	(5.2)
Total OneBeacon's common shareholders' equity	1,049.1	1,045.8

Total noncontrolling interests	3.0	3.5
Total OneBeacon's common shareholders' equity and noncontrolling interests	1,052.1	1,049.3
Total liabilities, OneBeacon's common shareholders' equity and noncontrolling interests	$3,588.7	$3,578.2

(1)	Prior period balances have been adjusted to reflect the retrospective application of adopting new accounting guidance related to our investment in qualified affordable housing projects (ASU 2014-01).

(2)	Assets associated with a OneBeacon owned real estate property, which is being held for sale, are presented separately in the March 31, 2015 and December 31, 2014 consolidated balance sheet.

ONEBEACON INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2015	2014 (1)
Revenues
Earned premiums	$286.6	$276.5
Net investment income	10.5	10.4
Net realized and change in unrealized investment gains	14.2	18.9
Net other revenues (expenses)	(3.1)	1.0
Total revenues	308.2	306.8
Expenses
Loss and loss adjustment expenses	165.9	149.4
Policy acquisition expenses	51.0	46.7
Other underwriting expenses	55.9	49.4
General and administrative expenses	4.1	3.3
Interest expense	3.2	3.2
Total expenses	280.1	252.0
Pre-tax income from continuing operations	28.1	54.8
Income tax expense	(3.4)	(7.1)
Net income from continuing operations	24.7	47.7
Net loss from discontinued operations, net of tax (2)	(0.1)	(0.5)
Net income including noncontrolling interests	24.6	47.2
Less: Net income attributable to noncontrolling interests	(0.5)	(0.4)
Net income attributable to OneBeacon's common shareholders	24.1	46.8
Net change in benefit plan assets and obligations, net of tax	0.2	—
Comprehensive income attributable to OneBeacon's common shareholders	$24.3	$46.8
Earnings per share attributable to OneBeacon's common shareholders—basic and diluted
Net income from continuing operations per share	$0.25	$0.50
Net loss from discontinued operations, net of tax, per share	—	(0.01)
Net income attributable to OneBeacon's common shareholders per share	$0.25	$0.49

Weighted average number of common shares outstanding	94.8	94.6

(1)	Prior period balances have been adjusted to reflect the retrospective application of adopting new accounting guidance related to our investment in qualified affordable housing projects (ASU 2014-01).

(2)	Results for the runoff business, which closed on December 23, 2014, are reported as discontinued operations for all periods presented.

ONEBEACON INSURANCE GROUP, LTD.
SEGMENT STATEMENTS OF OPERATIONS
($ in millions)
(Unaudited)

Three Months Ended March 31, 2015
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$136.1	$150.5	$—	$286.6
Loss and loss adjustment expenses	(74.1)	(91.8)	—	(165.9)
Policy acquisition expenses	(22.9)	(28.1)	—	(51.0)
Other underwriting expenses	(25.7)	(30.2)	—	(55.9)
Underwriting income	13.4	0.4	—	13.8
Net investment income	—	—	10.5	10.5
Net realized and change in unrealized investment gains	—	—	14.2	14.2
Net other revenues (expenses)	—	0.2	(3.3)	(3.1)
General and administrative expenses	—	(0.5)	(3.6)	(4.1)
Interest expense	—	—	(3.2)	(3.2)
Pre-tax income	$13.4	$0.1	$14.6	$28.1

Three Months Ended March 31, 2014
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$135.4	$141.1	$—	$276.5
Loss and loss adjustment expenses	(78.0)	(71.4)	—	(149.4)
Policy acquisition expenses	(21.4)	(25.3)	—	(46.7)
Other underwriting expenses	(22.2)	(27.2)	—	(49.4)
Underwriting income	13.8	17.2	—	31.0
Net investment income	—	—	10.4	10.4
Net realized and change in unrealized investment gains	—	—	18.9	18.9
Net other revenues	0.1	0.1	0.8	1.0
General and administrative expenses	0.1	(0.5)	(2.9)	(3.3)
Interest expense	—	—	(3.2)	(3.2)
Pre-tax income	$14.0	$16.8	$24.0	$54.8

(1)
During the three months ended March 31, 2015, the company restructured its OneBeacon Professional Insurance underwriting operating segment into four separate underwriting operating segments: OneBeacon Healthcare Group, OneBeacon Management Liability, OneBeacon Financial Services and Other Professional Lines (which includes OneBeacon Design Professionals), all of which are included in the Specialty Products reportable segment. The Specialty Products reportable segment also includes the results of A.W.G. Dewar, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, and OneBeacon Crop Insurance.

(2)	Specialty Industries includes the results of OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, and OneBeacon Government Risks.

ONEBEACON INSURANCE GROUP, LTD.
SUMMARY OF RATIOS AND PREMIUMS
($ in millions)
(Unaudited)

Three Months Ended March 31, 2015
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$133.6	$153.5	$287.1
Earned premiums	$136.1	$150.5	$286.6

Underwriting ratios
Loss and loss adjustment expense ratio	54.4%	61.0%	57.9%
Expense ratio	35.8%	38.7%	37.3%
Combined ratio	90.2%	99.7%	95.2%

Three Months Ended March 31, 2014
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$160.8	$150.3	$311.1
Earned premiums	$135.4	$141.1	$276.5

Underwriting ratios
Loss and loss adjustment expense ratio	57.6%	50.6%	54.0%
Expense ratio	32.2%	37.2%	34.8%
Combined ratio	89.8%	87.8%	88.8%

(1)	Results for the runoff business, which closed on December 23, 2014, are reported as discontinued operations for all periods presented.

ONEBEACON INSURANCE GROUP, LTD.
BOOK VALUE PER SHARE
(in millions, except per share amounts)
(Unaudited)

	March 31,	December 31,	March 31,
	2015	2014	2014
Numerator
OneBeacon's common shareholders' equity	$1,049.1	$1,045.8	$1,129.5

Denominator
Common shares outstanding	95.3	95.3	95.3

Book value per share	$11.01	$10.97	$11.85

Change in book value per share, including dividends, in the quarter (1)	2.3%

Change in book value per share, including dividends, in the last twelve months on an IRR basis(2)	—%

(1)
Adjusted to reflect the retrospective application of adopting new accounting guidance related to our investment in qualified affordable housing projects (ASU 2014-01). Excluding this adjustment the change in book value per share, including dividends, in the quarter would have been 2.1%.

(2)	IRR calculated based on beginning book value per share, dividends paid, and ending book value per share. Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share).

ONEBEACON INSURANCE GROUP, LTD.
COMPREHENSIVE INCOME (LOSS), NET INCOME, AND OPERATING INCOME
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2015	2014	2015
Comprehensive income (loss) attributable to OneBeacon's common shareholders	$24.3	$46.8	$(1.6)

Net income attributable to OneBeacon's common shareholders	$24.1	$46.8	$10.2

Weighted average number of common shares outstanding	94.8	94.6	94.7

Net income attributable to OneBeacon's common shareholders per share	$0.25	$0.49	$0.10

Net income attributable to OneBeacon's common shareholders	$24.1	$46.8	$10.2
Less:
Net realized and change in unrealized investment gains	(14.2)	(18.9)	(35.7)
Tax effect on net realized and change in unrealized investment gains	5.0	6.6	12.5
Loss from discontinued operations, net of tax	0.1	0.5	1.4
Loss from sale of discontinued operations, net of tax	—	—	18.8
Operating income (1)	$15.0	$35.0	$7.2

Weighted average number of common shares outstanding	94.8	94.6	94.7

Operating income per share (1)	$0.16	$0.37	$0.08

(1)	Represent a non-GAAP financial measure. See discussion of Non-GAAP financial measures on page 10.

Discussion of Non-GAAP Financial Measures
This earnings release includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  OneBeacon believes these measures to be useful supplements to the comparable GAAP measures in evaluating OneBeacon's financial performance.

Operating income is a non-GAAP financial measure that excludes net realized and change in unrealized investment gains, and loss from discontinued operations, and the related tax effects, from net income attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and change in unrealized investment gains which may be heavily influenced by investment market conditions and also removes the impact related to discontinued operations. Although key to the company's overall financial performance, OneBeacon believes that net realized and change in unrealized investment gains are largely independent of the underwriting decision-making process. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance on a comparative basis. The reconciliation of net income attributable to OneBeacon's common shareholders to operating income is included on page 9.

Operating income per share is calculated by dividing operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that operating income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance on a comparative basis. Net income attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income attributable to OneBeacon's common shareholders to operating income is included on page 9. The calculation of operating income per share is also included on page 9.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This news release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this news release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;

•	incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;

•	projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
•expansion and growth of our business and operations;
•future capital expenditures; and
•pending legal proceedings.

These statements are based on certain assumptions and analyses made by us in light of OneBeacon’s experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail, that could cause actual results to differ materially from expectations, including:

•	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, or terrorist attacks;

•	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;

•	competitive forces and the cyclicality of the property and casualty insurance industry;

•	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;

•	the continued availability of capital and financing;

•	our ability to retain key personnel;

•	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;

•	the outcome of litigation and other legal or regulatory proceedings;

•	our ability to continue meeting our debt and related service obligations or to pay dividends;

•	the ability of our technology resources to prevent data breach and the ability of our internal controls to ensure compliance with legal and regulatory policies;

•	our ability to successfully develop new specialty businesses;

•	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;

•	participation in guaranty funds and mandatory market mechanisms;

•	the impact of new theories of liability;

•	changes to current shareholder dividend practice and regulatory restrictions on dividends;

•	credit risk exposure in certain of our business operations;

•	our status as a subsidiary of White Mountains, including potential conflicts of interest;

•	changes in tax laws or tax treaties; and

•
other factors, most of which are beyond our control, including the risks that are described from time to time in OneBeacon's filing with the Securities and Exchange Commission, including but not limited to OneBeacon's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed February 27, 2015.

Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.